Securities, 424I - Securities, 424I: 1	Dec. 12, 2025 USD ($)
Securities, 424I Table
Security Class Title	SPDR Gold Shares
Aggregate Sales Price	$ 51,354,795,628.53
Aggregate Redeemed or Repurchased, FY	36,079,626,731.87
Aggregate Redeemed or Repurchased, Prior FY	2,697,508,831.80
Redemption Credits	0.00
Net Sales	$ 12,577,660,064.86
Fee Rate	0.01381%
Amount of Registration Fee	$ 1,736,974.85